Business combinations - Schedule of earnout sensitivity analysis (Details) - Ultragaz Comercial Ltda [member] - Stella GD Intermediação de Geração Distribuída de Energia Ltda [member] R$ in Thousands	12 Months Ended
Dec. 31, 2022 BRL (R$)
Business combinations
Goals	Accounting net cash flow and net revenue
Changes in goals	increase by 25.0 p.p.
Increase in liability	R$ 33,146
Changes in goals	decrease by 25.0 p.p.
Decrease in liabilities	R$ 26,940
Percentage of reasonably possible increase in actuarial assumptions for earnout liability	25.00%
Percentage of reasonably possible decrease in actuarial assumptions for earnout liability	25.00%